Exhibit 10.23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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AMENDMENT AND MODIFICATION AGREEMENT TO

TRANSACTION DOCUMENTS

This AMENDMENT AND MODIFCATION AGREEMENT dated as of October 2, 2014 (this “Amendment”) to: (i) that certain Asset Purchase Agreement by and between Kadmon Pharmaceuticals, LLC (“Kadmon”) and AbbVie Bahamas, Ltd. (the “APA”); (ii) that certain License Agreement by and between Kadmon and AbbVie Inc. (as amended by that certain Amendment No.1 to the License Agreement dated May 22, 2014, the “License Agreement”); and (iii) that certain Supply Agreement by and between Kadmon and AbbVie Bahamas, Ltd. (the “Supply Agreement”), each dated June 17, 2013, is made by and between Kadmon, on the one hand, and AbbVie Bahamas, Ltd. and AbbVie Inc., (together, “AbbVie”), on the other hand. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Transaction Documents (as defined below).

WHEREAS, the Parties have entered into the APA, the License Agreement and the Supply Agreement (collectively, the “Transaction Documents”) and now desire to amend and modify certain terms of the Transaction Documents as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and provisions contained herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Amendment and Modification to Supply Agreement.

(a)         Effective as of the date of this Amendment, Section 10.1 of the Supply Agreement is hereby deleted in its entirety and replaced with the following:

“10.1                          Term. This Agreement shall become effective on the Effective Date, and unless sooner terminated in accordance with the terms herein, this Agreement shall remain in effect until December 31, 2020 (the “Term”). Thereafter, this Agreement shall only be renewed or extended by the mutual written consent of the Parties and in accordance with Section 11.8. AbbVie may terminate this Agreement at any time, without cause, upon *** months written notification to Company that AbbVie is terminating this Agreement.”

(b)         Effective as of the date of this Amendment, Section 1.10 of the Supply Agreement is hereby deleted in its entirety and replaced with the following:

“1.10                          “Applicable Percentage of AbbVie Product Requirements” shall mean: (a) from the Effective Date through December 31, 2014, at least ***% of AbbVie’s worldwide requirements for ribavirin tablets in twice daily and once daily dosage forms, as determined on a quarterly basis; (b) from January 1, 2015 through December 31, 2016, at least ***% of AbbVie’s worldwide requirements for ribavirin tablets in twice daily and once daily dosage forms, as determined on a quarterly basis; and (c) from January 1, 2017 through expiration or termination of the Agreement, a percentage of AbbVie’s worldwide

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requirements for ribavirin tablets in twice daily and once daily dosage forms, determined solely by AbbVie and with no minimum requirement.”

(c)          Effective as of the date of this Amendment, Section 1.40 and Section 1.56 of the Supply Agreement are hereby deleted in their entirety.

2.              Amendments and Modifications to APA.

(a)                                 Effective as of the date of this Amendment, Section 1.84 of the APA is hereby deleted in its entirety and replaced with the following:

“1.84 “Territory” means all countries in the world, other than the (i) United States, (ii) Republic of Turkey, (iii) People’s Republic of China and (iv) Russian Federation.”

(b)                                 Kadmon hereby acknowledges receipt of the Guaranteed Purchase Price and the Milestone Payment set forth in Sections 2.2.1 and 2.3.1(c), respectively. AbbVie hereby agrees to pay to Kadmon (or its designees), within ten (10) Business Days of the date of this Amendment, the aggregate sum of nineteen million dollars (US$19,000,000) in consideration of the following: (i) full satisfaction and release from payment of the Spain Deferred Purchase Price and the UK Deferred Purchase Price, set forth in Sections 2.2.2 and 2.2.3, respectively; (ii) *** and *** from *** of all *** under Section *** including Sections *** and *** (iii) full release from all AbbVie’s obligations under Section 2.3.3, including, but not limited to, the obligation to make the Royalty Payment; and (iv) full release from all AbbVie’s obligations under Sections 2.3.2 and 2.3.3(b), including, but not limited to, obligations to seek Regulatory Approval and launch either BID Product or the QD Formulation.

(c)                                  For clarity, (i) no further Guaranteed Purchase Price payment, Royalty Payments, Milestone Payments or Deferred Purchase Price payments, shall be due or owing to Kadmon under this APA; (ii) all obligations of Kadmon to assign, transfer, obtain and/or assist AbbVie with Registrations remain in effect, including with respect to those countries for which AbbVie has satisfied and been released from payment of Milestone Payments and Deferred Purchase Price payments; and (iii) full satisfaction and release from the payments and obligations set forth in Section 2(b)(i)-(iv) of this Amendment shall take effect upon the delivery to Kadmon of the aggregate sum of nineteen million dollars (US$19,000,000) referenced in Section 2(b) of this Amendment, except that the Royalty Period shall end on September 30, 2014.

(d)                                 Effective as of the date of this Amendment, the following new Section 2.4.1 is hereby inserted into the APA following existing Section 2.4:

“2.4.1. Kadmon Rights of Reference. Notwithstanding anything contained in this Agreement to the contrary, AbbVie hereby grants to Kadmon and Kadmon accepts a perpetual and irrevocable royalty-free license, with a right to grant sub-licenses, to cross-reference the EU Biostudies and any regulatory approvals, licenses, registrations, agreements, permits,

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exemptions, clearances, certificates, consents, authorizations, other permissions, and requests for approval for, and supplements or amendments to, relating to the Product and issued by any Governmental Authority in the European Union, for purposes of Kadmon obtaining and maintaining Regulatory Approvals for a standalone pharmaceutical product that contains Compound in the (i) Republic of Turkey, (ii) People’s Republic of China, or (iii) Russian Federation, including where applicable, applications for pricing and reimbursement approval.

3.              Amendments and Modifications to License Agreement.

(a)                                 The Parties agree that Kadmon is hereby fully released from its obligations under Section 2.4 of the License Agreement with respect to QD Product Development, and AbbVie is hereby fully released from its obligations to make the payments set forth in Section 6.2.2 and Section 6.2.3. Effective as of the date of this Amendment, Section 2.4, Section 6.2.2 and Section 6.2.3 of the License Agreement are hereby deleted in their entirety. To the extent Kadmon has any Intellectual Property Rights or Patent Rights related to QD Product, Kadmon agrees not to enforce such Intellectual Property Rights or Patent Rights against AbbVie in the event that AbbVie develops and/or Commercializes once daily immediate release formulation Ribavirin tablets for patients.

(b)                                 Effective as of the date of this Amendment, Section 2.5 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“2.5. Co-Promotion of QD Product. In the event Kadmon obtains Regulatory Approval for QD Product, then within sixty (60) days after such Regulatory Approval, the Parties shall negotiate in good faith with a view to entering into a co-promotion agreement with respect to QD Product in the Territory on terms mutually acceptable to the Parties.”

(c)                                  The Parties agree that AbbVie is hereby fully released from any and all obligations set forth in Section 4.1 of the License Agreement, including, but not limited to, pursuing Regulatory Approval and Commercializing the Exclusive Product in the Territory. Effective as of the date of this Amendment, Section 4.1 of the License Agreement is hereby deleted.

(d)                                 Effective as of the date of this Amendment, Section 4.2.2 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“4.2.2. AbbVie shall have the right to Commercialize the Co-packaged QD Product using the QD Product Trademark (in addition to such other AbbVie Product Marks as AbbVie may choose to apply), only in the event that the QD Product Trademark is approved by both the FDA and the USPTO. In the event the QD Product Trademark is not approved by both the FDA and USPTO, then AbbVie shall have no obligation to use the QD Product Trademark.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e)                                  The Parties hereby agree that AbbVie shall not be obligated as set forth in Section 6.3.1 of the License Agreement to make any Royalty Payment, and the Royalty Term as defined in such section shall not commence, prior to calendar year 2017. Thereafter, such Section 6.3.1 shall remain in full force and effect in accordance with its terms, except that the Royalty Term set forth in Section 6.3.1 shall be amended, as of the date of this Amendment, to a period of eight (8) years commencing on the day immediately following AbbVie’s first commercial sale of Exclusive Product in the Territory. For clarity, AbbVie shall not owe any royalties to Kadmon under the License Agreement after calendar year 2016, unless AbbVie Commercializes Exclusive Product.

(f)                                   The following new Section 6.3(A) is hereby inserted into the License Agreement immediately preceding existing Section 6.3.

6.3(A). 2015 and 2016 Royalties.

(i)             Subject to the terms of this Agreement, for calendar years 2015 and 2016 only (the “Initial Royalty Term”), AbbVie will pay Kadmon a royalty based on the number of prescriptions of High Dose BID Product dispensed for use with any other approved product sold by AbbVie for the treatment of Hepatitis C virus during each such calendar year in the Territory (the “High Dose BID Royalty”), as evidenced by the Prescription Data (as defined below) and calculated pursuant to the Royalty Formula (as defined below).

For the purpose of calculating the percent of AbbVie’s 3DAA product used with high dose Moderiba, “Prescription Data” shall mean IMS patient level prescription claims (LRx), and any Specialty Pharmacy data independently acquired by AbbVie and sent to IMS for the purpose of integrating such data with IMS prescription data, during the relative measurement period. For the purpose of calculating the total 200mg equivalents, “Prescription Data” shall mean IMS national prescription data (NPA). The cost of receiving any Prescription Data shall be borne by AbbVie, except that any costs associated with sharing Prescription Data with Kadmon shall be borne by Kadmon.

“Royalty Formula” shall mean the formula set forth in written and mathematical format in Exhibit A and Exhibit B, respectively, hereto.

(ii)         Within ten (10) Business Days of the date of this Amendment, AbbVie shall make a one-time payment to Kadmon in the amount of *** which amount represents a prepayment of the High Dose BID Royalty due pursuant to Section 6.3(A)(i) during the Initial Royalty Term, equal to *** per calendar year for 2015 and 2016 (each an “Annual Initial Royalty Payment”).

(iii)      Within *** days after the end of the first, second, and third Calendar Quarters during each calendar year within the Initial Royalty Term, AbbVie

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will prepare and deliver to Kadmon in writing a calculation setting forth the amount of the High Dose BID Royalty due to Kadmon during such preceding Calendar Quarter (the “Quarterly Royalty Report”) based on available Prescription Data and the Royalty Formula (the “Quarterly Initial Royalties”). At such time as the sum of the Quarterly Initial Royalties as calculated for the fully completed Calendar Quarters during a particular calendar year exceeds the Annual Initial Royalty Payment, AbbVie shall pay to Kadmon the amount of such excess (“Excess Payments”). The Annual Initial Royalty Payment plus any Excess Payments paid to Kadmon during a particular calendar year shall be referred to as the “Preliminary Paid Royalties”. Any Excess Payments due to Kadmon shall be paid not later than thirty (30) days following AbbVie’s delivery to Kadmon of the Quarterly Royalty Report.

(iv)     Within *** days after the end of each calendar year within the Initial Royalty Term, the High Dose BID Royalty due for the preceding calendar year will be calculated by AbbVie and reported to Kadmon in writing (“Calculation Report”) based on available Prescription Data and the Royalty Formula (“Actual Owed Royalties”). To the extent that Actual Owed Royalties due to Kadmon are less than the Preliminary Paid Royalties, Kadmon shall pay to AbbVie the amount of such difference and, conversely, to the extent that Actual Owed Royalties due to Kadmon are greater than the Preliminary Paid Royalties, AbbVie shall pay to Kadmon the amount of such difference (the “Royalty Reconciliation Payment”). The Royalty Reconciliation Payment shall be paid not later than *** days following AbbVie’s delivery to Kadmon of the Calculation Report.

(v)        Within *** days after the end of each calendar year within the Initial Royalty Term, AbbVie shall prepare and report to Kadmon in writing (the “Samples Report”) the amount of High Dose BED Product samples expressed on an aggregate milligram basis distributed by AbbVie to health care professionals free of charge during such calendar year (“Sample Product”), based on information obtained from the sample disbursement system of record. To the extent the amount of Sample Product set forth in the Sample Report exceeds 10% of the amount of Product (as defined in the Supply Agreement) purchased by AbbVie in the Territory in the calendar year expressed on an aggregate milligram basis (the amount of such excess in milligrams of Ribavirin, the “Excess Samples”), AbbVie shall make a payment to Kadmon equal to the product obtained by multiplying (i) the quotient obtained by dividing (A) the Excess Samples by (B) 200, by (ii) $2.19. Such payment shall be paid not later than thirty (30) days following AbbVie’s delivery to Kadmon of the Samples Report.

(vi)      All calculations and reports delivered by AbbVie to Kadmon pursuant to this Section 6.3(A) shall be subject to Section 6.5 of the License Agreement.

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(g)                                  Kadmon and AbbVie hereby agree to execute and deliver to the Escrow Agent within three (3) Business Days of the date of this Amendment, an Escrow Release Notice pursuant to Section 3(e) of the Escrow Agreement (License Agreement Related) dated June 17, 2013, by and among Kadmon, AbbVie and the Escrow Agent, authorizing the release to Kadmon of the Escrow Deposit *** in the form attached hereto as Exhibit C. Upon delivery of such funds and property in the Escrow Deposit to Kadmon by the Escrow Agent in accordance with Section 3(e) of the Escrow Agreement, the Escrow Agreement shall automatically terminate in accordance with its terms.

4.              Miscellaneous

(a)                                 The Transaction Documents are amended only to the extent set forth herein, and all other terms of the Transaction Documents shall remain the same and are not affected by this Amendment. In the event of any conflict between the terms of this Amendment and the terms of the Transaction Documents, the terms of this Amendment shall control.

(b)                                 Each reference in the Transaction Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the APA, the License Agreement and the Supply Agreement, respectively, shall mean and be a reference to each such Transaction Document as further amended by this Agreement.

(c)                                  This Agreement shall be governed by, and interpreted in accordance with the laws of the State of New York, without reference to conflicts of laws principles; provided, however, that the validity or enforcement of Intellectual Property Rights hereunder shall be determined under the laws of that jurisdiction in which those Intellectual Property Rights are registered or for which an application for registration has been filed. The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement.

(d)                                 This Agreement, its contents and any discussions regarding its contents and the Transaction Documents constitute Confidential Information and shall continue to be governed by Section 3.1 of the APA and Section 9 of the License Agreement, respectively.

(e)                                  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

(f)                                   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile or PDF transmission shall be as effective as an original executed signature page.

(g)                                  The Transaction Documents, together with their respective Schedules, attachments and Ancillary Agreements, as modified or amended by this Agreement, constitute the entire agreement between the Parties, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof and thereof.

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No modification or amendment of this Agreement shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties.

[Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day and year first written above.

Kadmon Pharmaceuticals, LLC		AbbVie Bahamas Ltd.

By	/s/ Steven N. Gordon	By	/s/ [ILLEGIBLE]
Name:	Steven N. Gordon	Name:
Title:	Executive Vice President and General Counsel	Title:

AbbVie Inc.

		By	/s/ [ILLEGIBLE]
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION COPY

EXHIBIT A

Calculation of Moderiba 200mg equivalents used with AbbVie’s 3DAA product

1)             For each of the different strengths of high dose Moderiba (400mg, 600mg, 800mg, l000mg and 1200mg), AbbVie will calculate the percentage of each different strength of Moderiba that are dispensed for use with AbbVie’s 3DAA product using Prescription Data (the “Applicable Percentage”). AbbVie will assume that any Moderiba prescribed to any particular patient for use during any period of time during which such patient is also prescribed AbbVie’s 3DAA product for HCV is considered as being prescribed for use with AbbVie’s 3DAA product.

2)             For each strength of Moderiba: multiply the Applicable Percentage by the estimated total number of Moderiba of each such strength dispensed over that period of time based on the Prescription Data, which will yield an estimate of the actual number of Moderiba of each strength used with AbbVie’s 3DAA product. On a quarterly basis, the NPA data will be used to estimate the total number of Moderiba packs of each strength dispensed.

3)             The number of 200mg equivalent units of Ribavirin dispensed for use with AbbVie’s 3DAA product in the estimated number of each strength of Moderiba during a quarter will be calculated and multiplied by $*** per 200mg equivalent to determine the Quarterly Initial Royalty owed for that quarter, as defined in Section 6.3(A)(iii) of the License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

Exhibit B

All Data Sets and Calculations are Measured Quarterly

Form IMS prescription data		Percent of MODERIBA used with 3D		From IMS NPA Data		# of 200MG Equivalents per MODERIBA				Total # of 200MG Equivalents in MODERIBA used with 3D

MODERIBA 600MG + 3D	=	% MODERIBA 600MG with 3D	x	MODERIBA 600MG	=	# MODERIBA 600MG used with 3D	x	3 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 600MG used with 3D
MODERIBA 600MG

MODERIBA 800MG + 3D	=	% MODERIBA 800MG with 3D	x	MODERIBA 800MG	=	# MODERIBA 800MG used with 3D	x	4 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 800MG used with 3D
MODERIBA 800MG

MODERIBA 1000MG + 3D	=	% MODERIBA 1000MG with 3D	x	MODERIBA 1000MG	=	# MODERIBA 1000MG used with 3D	x	5 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 1000MG used with 3D
MODERIBA 1000MG

MODERIBA 1200MG + 3D	=	% MODERIBA 1200 MG with 3D	x	MODERIBA 1200MG	=	# MODERIBA 1200MG used with 3D	x	6 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 1200MG used with 3D
MODERIBA 1200MG										TOTAL # of 200MG Equivalents in MODERIBA used with 3D x $2.19 = “Quarterly Initial Royalty” Owed for Quarter

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EXHIBIT C

Form of Escrow Release Notice

October        , 2014

JPMorgan Chase Bank, N.A.

Escrow Services

420 West Van Buren, Mail Code IL1-0113

Chicago, IL 60606

Fax: (312) 954-0430

Attention: Cindy Reis

Ladies and Gentlemen:

Reference is made to the ESCROW AGREEMENT dated as June 17, 2013 (the “Agreement”), by and among AbbVie Inc. a Delaware corporation (“Licensee”), Kadmon Pharmaceuticals, LLC, a Delaware limited liability company (“Licensor”), and J.P. Morgan Chase Bank, N.A. (the “Escrow Agent”). Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

In accordance with Section 3(e) of the Agreement, Licensee hereby notifies and instructs the Escrow Agent to remit to the account set forth below the entire Escrow Deposit ($5,000,000) from the Escrow Deposit.

Recipient:	Kadmon Pharmaceuticals, LLC
Bank name:
Bank Address:
ABA number:
Account Name:	Kadmon Pharmaceuticals, LLC
Account Number:

Very truly yours,

AbbVie Inc.	Kadmon Pharmaceuticals, LLC

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title: